UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 7, 2005

                                BCB BANCORP, INC.
                               --------------------
               (Exact Name of Registrant as Specified in Charter)

            New Jersey                   0-50275                26-0065262
-----------------------------       ----------------         -----------------
(State or Other Jurisdiction)      (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


104-110 Avenue C, Bayonne, New Jersey                       07002
--------------------------------------               --------------------
(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:  (201) 823-0700
                                                     --------------


                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
           -------------

On October 7, 2005, BCB Bancorp, Inc. issued a press release disclosing that its Board of Directors declared a 25% stock dividend. The dividend will be paid on October 27, 2005 to the stockholders of record as of the close of business on October 13, 2005.

A copy of the press release is included as Exhibit 99.1 to this report.


Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

     (a)  Financial Statements of Businesses Acquired: None

     (b)  Pro Forma Financial Information: None

     (c)  Exhibits:

          Exhibit 99.1: Press Release dated October 7, 2005, announcing a 25% stock dividend.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            BCB BANCORP, INC.



DATE: October 7, 2005                  By: /s/ Donald Mindiak
                                           ------------------
                                           Donald Mindiak
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

  Exhibit No.              Description
  -----------              -------------

    99.1 Press release dated October 7, 2005, announcing a 25% stock dividend.